Exhibit 99.2

Press Information 2211 H. H. Dow Way Midland, MI 48674 dow.com

Dow announces targets to conserve water and nature

•	Dow expands Protect the Climate targets to include climate adaptation benchmarks focused on water and nature

•	This reflects Dow’s holistic approach to climate protection, considering both climate change mitigation and adaptation

MIDLAND, Mich. – May 16, 2024 – Dow (NYSE: DOW) today announced it will expand its Protect the Climate targets by setting distinct milestones for climate change mitigation that focus on water and nature conservation. These targets include:

•	By 2030, Dow will implement a robust land management strategy, its top 20 water-dependent sites will have water stewardship plans, and 10 of those sites will be water-resilient.

•	By 2035, all Dow sites will have water stewardship plans.

•	By 2050, Dow will partner to conserve 50,000 acres of habitat and its top 20 water-dependent sites will be water-resilient.

As a science-based company, Dow understands the impact that rapidly changing climate and socio-economic conditions are having on water and nature. The new Water & Nature strategy is designed to support resiliency for its sites and surrounding natural ecosystems to be able to withstand unpredictable conditions, such as drought and flooding.

Dow is uniquely positioned to apply its materials science expertise and advanced engineering capabilities for the benefit of water resiliency and healthy ecosystems. Its new strategy focuses on three main areas:

•	Sustainably managing site footprint, supporting business continuity through world-class water stewardship and positively impacting habitat through smart land management;

•	Engaging the entire supply chain, working to reduce the demand and impact on water and nature ecosystems; and

•	Innovating with customers and value chain partners, deploying research and development (R&D) for products and solutions that are better for water and nature.

“To deliver on Dow’s purpose—a sustainable future for all—we must maintain a balanced relationship with water and nature,” said Jim Fitterling, Dow’s chair and chief executive officer. “Dow’s holistic, next-generation Water & Nature strategy is designed to support water resilience for our sites and their surrounding communities, conserve habitat in key ecosystems, and positively impact nature across the supply chain as we continue to drive business growth.”

Dow primarily uses water to manage cooling processes, with more than 95% of water withdrawn returned to the environment. Water and nature are also connected to Dow’s Decarbonize & Grow strategy, as some decarbonization technologies and bio-based resources present emerging dependencies on natural ecosystems.

To advance water resilience and healthy ecosystems, Dow will work together with water basin stakeholders and conservation organizations to support consistent quality and access, adequate supply, and infrastructure that is prepared for fluctuating conditions. The new strategy reflects the complexity of water and nature stewardship by considering Dow’s operations and its supply chain, as well as water basin and land dynamics.

“This new Water & Nature strategy builds upon decades of work at Dow to conserve healthy ecosystems. Considering the rapidly changing conditions, we conducted a detailed evaluation of our strategies and commitments and determined we needed to take this next step on our journey,” said Andre Argenton, Dow’s chief sustainability officer and vice president of Environment, Health & Safety. “For the sake of our planet, we want to be a pacesetter for our industry in decarbonization, water stewardship and healthy ecosystems.”

Dow is committed to reporting progress on these targets with voluntary disclosures under the Taskforce for Nature-Related Financial Disclosures (TNFD) beginning with the 2025 reporting year. The Company will also continue to report withdrawal, consumption and intensity as part of its annual INtersections progress report.

About Dow

Dow (NYSE: DOW) is one of the world’s leading materials science companies, serving customers in high-growth markets such as packaging, infrastructure, mobility and consumer applications. Our global breadth, asset integration and scale, focused innovation, leading business positions and commitment to sustainability enable us to achieve profitable growth and help deliver a sustainable future. We operate manufacturing sites in 31 countries and employ approximately 35,900 people. Dow delivered sales of approximately $45 billion in 2023. References to Dow or the Company mean Dow Inc. and its subsidiaries. Learn more about us and our ambition to be the most innovative, customer-centric, inclusive and sustainable materials science company in the world by visiting www.dow.com.

For further information, please contact:

Sarah Young

Phone: +1 989-638-6871

syoung3@dow.com

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

Cautionary Statement about Forward-Looking Statements

Certain statements in this press release contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases.

Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; any global and regional economic impacts of a pandemic or other public health-related risks and events on Dow’s business; any sanctions, export restrictions, supply chain disruptions or increased economic uncertainty related to the ongoing conflicts between Russia and Ukraine and in the Middle East; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe, including the completion and success of its integrated ethylene cracker and derivatives facility in Alberta, Canada; size of the markets for Dow’s products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in public sentiment and political leadership; increased concerns about plastics in the environment and lack of a circular economy for plastics at scale; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, including the ongoing conflicts between Russia and Ukraine and in the Middle East; weather events and natural disasters; disruptions in Dow’s information technology networks and systems, including the impact of cyberattacks; and risks related to Dow’s separation from DowDuPont Inc. such as Dow’s obligation to indemnify DuPont de Nemours, Inc. and/or Corteva, Inc. for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s subsequent Quarterly Reports on Form 10-Q. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow Inc. and The Dow Chemical Company and its consolidated subsidiaries assume no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.